Long-term Investment (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Long-term Investment
Time deposit	$ 151,185	$ 186,751
U.S. treasury securities	20,275	10,140
Investments in available-for-sale debt securities	6,921	9,874
Investments in equity securities accounted for under alternative measurement	1,516	488
Investment in an equity security with readily determinable fair values	195	236
Total long-term investments	$ 180,092	$ 207,489